EXHIBIT 10.10

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF AGREEMENT

ZIM Corporation Standard Messaging Contract

Addendum I to Contract

October 11, 2004

PREAMBLE

WHEREAS:

i)

ZIM Corporation B.V. (“ZIM Corporation”) and ** CONFIDENTIAL TREATMENT REQUESTED, (collectively “the Parties”) have entered into that certain Agreement dated 11 May 2004 for standard messaging services (“Standard Messaging Contract”).

ii)

The Parties desire to append certain provisions in Exhibit B of the Standard Messaging Contract relating to Operators with the provisions set forth in this Addendum I. All other terms and conditions of the Standard Messaging Contract, which are not clearly documented herein this Addendum I shall remain valid and fully binding according to the provisions of the Standard Messaging Contract.

NOW THEREFORE, the Parties have agreed as follows for these certain Articles (or sections of Articles as specified) of Exhibit B to the Standard Messaging Contract:

I.	Appended and Amended Sections.

a.

The Parties desire to add additional Countries and Operators in Exhibit B. Additional Countries are set forth in Section II of this Addendum. Additional Operators are set forth in Section III of this Addendum. The remaining provisions of “Operators” in Exhibit B shall remain the same and shall not be modified or amended.

b.

The Parties desire to partially amend the “Pricing Schedule” in Exhibit B to add the rates applicable to the Countries and Operators added in this Addendum. Rates of the added Countries and Operators are set forth below in Section IV of this Addendum I. The remaining provisions of the “Pricing Schedule” in Exhibit B shall remain the same and shall not be modified or amended.

II.	Additional Countries.

CANADA	UNITED STATES (U.S.)

III.	Additional Operators.

CANADA	U.S.

Fido	AT&T
Sasketel	Cingular
Rogers ATT	Verizon
Telus	T-Mobile
Bell Mobility	Nextel
Sprint
Virgin Mobile

IV.	The Pricing Schedule.

Country	Delivery	Delivery Receipt	Price/Message	Minimum Volume
Acknowledgement		Confirmation		Requirement for

Price Listed

_______________________________________________________________________________________

US	YES	YES	**	**

Canada	YES	YES	**	**

Agreed and Accepted:

Zim Corporation	**

/s/ Roberto Campagna	______________________
Signature	Signature

Rober Campagna	______________________
Print Name	Print Name

Vice President	_______________________
Title	Title

October 11, 2004	_______________________
Date	Date

** CONFIDENTIAL TREATMENT REQUESTED